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                                                                   EXHIBIT 10.19

                            INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is made on February 7, 1994, by and among Venture Holdings Trust (the "Trust"), Vemco, Inc., Venture Industries Corporation, Venture Industries Canada Ltd., Venture Mold & Engineering Corporation, Venture Leasing Company, Vemco Leasing, Inc., Venture Holdings Corporation and Venture Service Company (collectively, the "Subsidiaries"), and LARRY J. WINGET ("Executive"). The Trust and the Subsidiaries are referred to herein as the "Company."

                                    Recitals

     A. Executive serves as an officer and/or director of one or more of the Subsidiaries and the Company desires Executive to continue in such capacities. Executive is willing to continue to serve in such capacities if Executive receives the protections provided by this Agreement.

     B. Company believes that (1) litigation against corporate officers and directors, regardless of whether meritorious, is expensive and time-consuming for the official to defend; (2) there is a substantial risk of a large judgment or settlement in litigation in which a corporate official was neither culpable nor profited personally to the detriment of the corporation; (3) it is increasingly difficult to attract and keep qualified officers and directors because of such potential liabilities; and (4) it is important for officers and directors to have assurance that indemnification will be available if they act in accordance with reasonable business standards, it is in the best interests of Company and its shareholders for Company to contractually obligate itself to indemnify its officers and directors and to set forth the details of the indemnification process.

     C. Based upon the conclusions stated in Recital B above, to induce Executive to continue to serve as one of the Company's officers and/or directors and in consideration of Executive's continued service, Company wishes to enter into this Agreement with Executive.

     Therefore, Company and Executive agree as follows:

     1.   Indemnification

          (a) The Subsidiaries and the Trust (collectively, the "Company") jointly and severally agree to indemnify Executive to the fullest extent permitted under applicable law if Executive was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding of any kind, whether civil, criminal administrative or investigative and whether formal or informal (including actions by or in the right of Company and any preliminary inquiry or claim by any person or authority), by reason of the fact that Executive is or was a director, officer, partner, trustee, employee or agent of Company or is or was servicing at Company's request as a director, officer, employee or agent of another corporation (including a subsidiary of any Subsidiary), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, whether or not for profit, or by reason of anything done or not done by Executive in any such capacity (collectively, "Covered Matters"). Such indemnification will cover all
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Expenses (as defined in paragraph 5(a) below), liabilities, judgments (including punitive and exemplary damages), penalties, fines (including excise taxes relating to employee benefit plans and civil penalties) and amounts paid in settlement which are incurred or imposed upon Executive in connection with a Covered Matter (collectively, "Indemnified Amounts

          (b) Executive will be indemnified for all Indemnified Amounts and Company will defend Executive against claims (including threatened claims and investigations) in any way related to Executive's service as an officer or director including claims brought by or on behalf of Company or any subsidiary of any Subsidiary, except if it is finally determined by the court of last resort (or by a lower court if not timely appealed) that (1) the payment is prohibited by applicable law or (2) Executive engaged in intentional misconduct for the primary purpose of significant personal financial benefit through actions adverse to Company's and its shareholders' best interests. As used in this Agreement, (1) "intentional misconduct" will not include violations of disclosure or reporting requirements of federal securities laws or a breach of fiduciary duties (including duties of loyalty or care) if Executive relied on advice of counsel to Company, or otherwise reasonably believed that there was no violation of such requirements or breach of fiduciary duty; and (2) "significant personal financial benefit" will not include compensation or employee benefits for past or prospective services to Company or Company's successor or in connection with an agreement not to compete or similar agreement, or any benefit received by directors or officers or shareholders of Company generally.

          (c) If Executive is entitled under this Agreement to indemnification for less than all of the amounts incurred by Executive in connection with a Covered Matter, Company will indemnify Executive for the indemnifiable amount.

     2. Agent for Trust and the subsidiaries. The Trust and the Subsidiaries hereby appoint Venture Service Company ("Agent") as their agent for giving and receiving certain notices relating to the Executive's indemnification claims, and for making certain determinations relating to the Executive's right to indemnification as further described herein.

     3. Claims for Indemnification. Executive will give Agent written notice of any claim for indemnification under this Agreement. Payment requests will include a schedule setting forth in reasonable detail the amount requested and will be accompanied (or, if necessary, followed) by copies of the relevant invoices or other documentation. Upon the Agent's request, Executive will provide the Trust with a copy of the document or pleading, if any, notifying Executive of the Covered Matter. To the extent practicable, Company will pay Indemnified Amounts directly without requiring Executive to make any prior payment.

     4.   Determination of Right-to Indemnification.

          (a) Executive will be presumed to be entitled to indemnification under this Agreement and will receive such indemnification, subject to paragraph 4(b) below, irrespective of whether the Covered Matter involves allegations of intentional misconduct, alleged violations of


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Section 16(b) of the Securities Exchange Act of 1934, alleged violations of
Section 10(b) of the Securities Exchange Act of 1934 (including Rule l0b-5 thereunder), breach of Executive's fiduciary duties (including duties of loyalty or care) or any other claim.

          (b) If, in the opinion of counsel to the Agent, applicable law permits indemnification in a Covered Matter only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because Executive has met a standard of conduct established by applicable law, and upon an evaluation of Indemnified Amounts to be paid in connection with such Covered Matter, the following will apply:

               (1) Agent will give Executive notice that a de termination and evaluation will be made under this paragraph 4(b); such notice will be given immediately after receipt of counsel's opinion that such a determination and evaluation is necessary and will include a copy of such opinion.

               (2) Such determination and evaluation will be made in good faith, as follows:

                    (A) by a majority vote of a quorum of Agent's Board of Directors who are not parties or threatened to be made parties to the Covered Matter in question ("Disinterested Directors") or, if such a quorum is not obtainable, by a majority vote of a committee of Disinterested Directors who are selected by the Board; or

                    (B) by an attorney or firm of attorneys, having no previous relationship with Agent or Executive, which is selected by Agent and Executive; or

                    (C) by all independent directors of Agent (as defined in the Michigan Business Corporation Act) who are not parties or threatened to be made parties to the Covered Matter.

               (3) Executive will be entitled to a hearing before the entire Board of Directors of Agent and any other person or persons making the determination and evaluation under clause (2) above Executive will be entitled to be represented by counsel at such hearing.

               (4) The cost of a determination and evaluation under this paragraph 4(b) (including attorneys' fees and other expenses incurred by Executive in preparing for and attending the hearing contemplated by clause
     (3) above and otherwise in connection with the determination and evaluation under this paragraph 4(b)) will be borne by Company.

               (5) The determination will be made as promptly as possible after final adjudication of the Covered Matter.


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               (6)  Executive will be presumed to have met the required standard of conduct under this Section 4(b) unless it is clearly demonstrated to the determining body that Executive has not met the required standard of conduct.

     5.   Advance of Expenses.

          (a) Before final adjudication of a Covered Matter, upon Executive's request pursuant to paragraph 2 above, Company will promptly either advance Expenses directly or reimburse Executive for all Expenses. As used in this Agreement, "Expenses" means all costs and expenses (including attorneys' fees, expert fees, other professional fees and court costs) incurred by Executive in connection with a Covered Matter other than judgments, penalties, fines and settlement amounts.

          (b) If, in the opinion of counsel to Agent, applicable law permits advancement of Expenses only as authorized in the specific case upon a determination that Executive has met a standard of conduct established by applicable law, the determination will be made at Company's cost, in good faith and as promptly as possible after Executive's request, in accordance with clauses (1) through (4) and (6) of paragraph 4(b) above. Because of the difficulties inherent in making any such determination before final disposition of the Covered Matter, to the extent permitted by law such advance will be made if (1) the facts then known to those persons making the determination, without conducting a formal independent investigation, would not preclude advancement of Expenses under applicable law and (2) Executive submits to Agent a written affirmation of Executive's belief that Executive has met the standard of conduct necessary for advancement of Expenses under the circumstances.

          (c) Executive will repay any Expenses that are advanced under this paragraph 5 if it is ultimately determined, in a final, non-appealable judgment rendered by the court of last resort (or by a lower court if not timely appealed), that Executive is not entitled to be indemnified against such Expenses. This undertaking by Executive is an unlimited general undertaking but no security for such undertaking will be required.

     6.   Defense of Claim.

          (a) Except as provided in paragraph 6(c) below, Company, jointly with any other indemnifying party, will be entitled to assume the defense of any Covered Matter as to which Executive requests indemnification.

          (b) Counsel selected by Executive to defend any Covered Matter will be subject to Executive's advance written approval, which will not be unreasonably withheld.

          (c) Executive may employ Executive's own counsel in a Covered Matter and be fully reimbursed therefor if (1) Agent approves, in writing, the employment of such counsel or (2) either (A) Executive has reasonably concluded that there may be a conflict of interest between

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Company and Executive or between Executive and other parties represented by counsel employed by Agent to represent Executive in such action or (B) Agent has not employed counsel reasonably satisfactory to Executive to assume the defense of such Covered Matter promptly after Executive's request.

          (d) Neither Company nor Executive will settle any Covered Matter without the other's written consent, which will not be unreasonably withheld.

          (e) If Executive is required to testify (in court proceedings, depositions, informal interviews or otherwise), consult with counsel, furnish documents or take any other reasonable action in connection with a Covered Matter, Company will reimburse Executive for all reasonable expenses incurred by Executive in connection therewith.

     7.   Disputes: Enforcement

          (a) If there is a dispute relating to the validity or enforceability of this Agreement or a denial of indemnification, advance of Expenses or payment of any other amounts due under this Agreement or any of the Subsidiaries' Articles of Incorporation or Bylaws, Company will provide such indemnification, advance of Expenses or other payment until a final, non-appealable judgment that Executive is not entitled to such indemnification, advance of Expenses or other payment has been rendered by the court of last resort (or by a lower court if not timely appealed). Executive will repay such amounts if such final, non-appealable judgment so requires.

          (b) Company will reimburse all of Executive's reasonable expenses (including attorneys' fees) in pursuing an action to enforce Executive's rights under this Agreement unless a final, non-appealable judgment against Executive has been rendered in such action by the court of last resort (or by a lower court if not timely appealed). At Executive's request, such expenses will be advanced by Company to Executive as incurred before final resolution of such action by the court of last resort; such expenses will be repaid by Executive if a final, non-appealable judgment in Company's favor is rendered in such action by the court of last resort (or by a lower court if not timely appealed).

     8. Rights Not Exclusive. The indemnification provided to Executive under this Agreement will be in addition to any indemnification provided to Executive by any law, agreement, Board resolution, provision of the Articles of Incorporation or Bylaws of any Subsidiary or otherwise.

     9. Subrogation. Upon payment of any Indemnified Amount under this Agreement, Company will be subrogated to the extent of such payment to all of Executive's rights of recovery therefor and Executive will take all reasonable actions requested by Company (at no cost or penalty to Executive) to secure Company's rights under this paragraph 9 including executing documents.


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     10.  Continuation of Indemnity. All of Company's obligations under this
Agreement will continue as long as Executive is subject to any actual or possible Covered Matter, notwithstanding Executive's termination of service as an officer or director.

     11. Amendments. None of the Subsidiaries' Articles of Incorporation or Bylaws will be changed to increase liability of officers or directors or to limit Executive's indemnification. Any repeal or modification of any Subsidiary's Articles of Incorporation or Bylaws or any repeal or modification of the relevant provisions of any applicable law will not in any way diminish any of Executive's rights or Company's obligations under this Agreement. This Agreement cannot be amended except with the written consent of Company and Executive.

     12.  Governing Law. This Agreement will be governed by Michigan law.

     13.  Successors.

          (a) This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives and assigns.

          (b) Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of any Subsidiary to assume all of Company's obligations under this Agreement. Such assumption will not release Company from its obligations under this Agreement.

     14. Severability. The provisions of this Agreement will be deemed severable, and if any part of any provision is held illegal, void or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired but will. remain binding in accordance with their terms.

     15. Notices. All notices given under this Agreement will be in writing and delivered either personally, by registered or certified mail (return receipt requested, postage prepaid), by recognized overnight courier or by telecopy (if promptly followed by a copy delivered personally, by registered or certified mail or overnight courier), as follows:

     If to Executive:

     If to the Trust, the
     Agent, the Company
     or any Subsidiary:       Venture Service Company
                              33662 James J. Pompo
                              Fraser, Michigan 48026
                              Attn: President


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or to such other address as either party furnishes to the other in writing.

     16.  Counterparts.  This Agreement may be signed in counterpart.

     17. Subsidiaries. As used in this Agreement, the term "subsidiary" means any corporation in which any Subsidiary owns a majority interest.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date written above.

                              VENTURE HOLDINGS TRUST

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

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                              VEMCO, INC.

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

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                              VENTURE INDUSTRIES CORPORATION

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------


                              VENTURE INDUSTRIES CANADA LTD.

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------


                              VENTURE MOLD & ENGINEERING CORPORATION

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------



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                             VENTURE LEASING COMPANY

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------


                              VEMCO LEASING, INC.

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

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                             VENTURE SERVICE COMPANY

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------


                              VENTURE HOLDINGS CORPORATION

                              By:       /s/ Michael G. Torakis
                                 -------------------------------------

                                 -------------------------------------



                                          /s/ Larry J. Winget
                                 -------------------------------------
                                       LARRY J. WINGET, EXECUTIVE


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